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                                                                    Ehibit 10.12

                                   DISC DRIVE
                            RESEARCH AND DEVELOPMENT
                             COST SHARING AGREEMENT

         Effective for the period June 29, 1996 through June 27, 1997, and subsequent fiscal years, SEAGATE TECHNOLOGY, INC., a U.S. corporation with its principal business office at 920 Disc Drive, Scotts Valley, California 95067-0360 (hereinafter referred to as STUS), SEAGATE TECHNOLOGY INTERNATIONAL, a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I. (hereinafter referred to as STIC), SEAGATE TECHNOLOGY (IRELAND), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.(hereinafter referred to as STIR), SEAGATE TECHNOLOGY (CLONMEL), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I. (hereinafter referred to as STCL), SEAGATE TECHNOLOGY INTERNATIONAL
(WUXI) CO. LTD., a China corporation with its principal business office at Lot 106, Xing Chuanger Lu, Wuxi-Singapore Industrial Park, Wuxi, Jiangsu, P.R.C. 214028 (hereinafter referred to as STWX), SEAGATE MICROELECTRONICS LIMITED, a Scotland corporation with its principal business office at MacIntosh Road, Kirkton Campus, Livingston EH54 7BW, Scotland (hereinafter referred to as SME), and SEAGATE PERIPHERALS, INC., a U.S. corporation with its principal business office at 3081 Zanker Road, San Jose, California 95134-2128 (hereinafter referred to as SPI) (the foregoing sometimes referred to herein individually as a "Participant" and collectively as the "Participants") agree as follows:

         WHEREAS the competition in the disc drive and disc drive components industry continues to escalate at a rapid pace;

         WHEREAS to remain competitive, the Participants must make substantial investments each year to improve and develop (1) products, including components, and (2) manufacturing processes;

         WHEREAS the rapid pace of technological advancement in the disc drive and disc drive components industry dictates that technological developments generally have a useful life of three years or less;

         WHEREAS the Participants agree that a joint effort is absolutely necessary to minimize duplication of effort, reduce overall R&D costs and expenditures, and develop new applications and businesses;

         WHEREAS STUS, STIC, STIR, STCL, and STWX have entered into a Research and Development Cost Sharing Agreement and Subgroup Cost Sharing Agreement (the "1995 Cost Sharing Agreements") effective as of July 1, 1995 whereby each party pooled its resources for the purpose of conducting research and development in the field of disc drives and disc drive components, and shared the risks and costs of such research and development activity on the

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basis of the relative benefits the parties anticipated each would receive from the exploitation of intangible property received therefrom;

         WHEREAS STUS and SME have entered into a Research and Development Agreement effective as of July 1, 1990 (the " 1990 Research & Development Agreement"), whereby SME agreed to perform ongoing research, development and engineering work relating to integrated circuit semiconductor devices for disc drive printed circuit boards and that the technology would be co-owned by STUS and its affiliates pursuant to their cost-sharing agreement;

         WHEREAS on February 2, 1996, STUS completed the acquisition of SPI and its subsidiaries in a transaction accounted for as a pooling of interests and, as a result thereof, the Participants desire to include SPI and certain of its affiliates in the joint R&D effort contemplated herein;

         WHEREAS the Participants have agreed to modify the 1995 Cost Sharing Agreements and the 1990 Research & Development Agreement according to the terms and conditions memorialized in that certain memorandum of June 28, 1996 ("Memorandum") and intend that this Disc Drive Research and Development Cost Sharing Agreement (the " Agreement") reflect the terms and conditions described in the Memorandum;

         WHEREAS STUS, STIC, STIR, STCL, STWX, and SME intend that this Agreement shall terminate and supersede the 1995 Cost Sharing Agreements and the 1990 Research & Development Agreement; and

         WHEREAS the Participants intend that each Participant will have certain rights to use and exploit such intangible property in their respective territories, as such territories are assigned pursuant to this Agreement, but that legal title to such property will be held in the name of STUS solely for purposes of protecting each Participant's intellectual property rights;

         NOW, THEREFORE, IT IS HEREBY AGREED: That in view of the foregoing objectives a cost sharing agreement among the Participants is necessary and, in accord with certain legal and tax requirements, shall be entered into under the regulations promulgated under Section 482 of the Internal Revenue Code of the USA with terms and conditions as follows:

SECTION I - DESCRIPTION OF R&D

1.1 The term "R&D" shall include all research and development activities performed by the Participants after the effective date of this Agreement concerning disc drives and components and their manufacture, including but not limited to (i) basic research, (ii) product-specific and component-specific development, (iii) creation of improvements, adaptations, or other modifications to existing products and components, and (iv) design or improvement of manufacturing processes and process technology, but shall exclude all research and development activity concerning software designed and manufactured for sale to third parties by Seagate Software, Inc. and its affiliates and all research and development activities in the area of tape drives and tape drive manufacturing.

1.2      R&D shall include all R&D relating to Developed Intangible Property.

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1.3      R&D shall include any acquisition of Developed Intangible Property by purchase, license, services agreement, or otherwise. In that case, the amount paid to acquire the Developed Intangible Property will be treated as R&D Expenditures of the party incurring the expense in the accounting period in which the expense is paid.

1.4      R&D may be performed at any Participant location.

1.5 The Participants shall each year identify those costs and expenditures relating to R&D as defined in this Section I in accordance with the definition of R&D Expenditures set forth in subparagraph 2.2(A) below. In making such identification the Participants shall review R&D, engineering, quality control and any other relevant departments to identify the pool of R&D costs to be shared without regard to the potential success or failure of such R&D.

SECTION II - COST SHARING

2.1 The Participants have determined that the relative amounts of their Adjusted Income Before Tax, as determined under subparagraph 2.2(F) below, is the most reliable basis upon which to measure each Participant's anticipated benefits to be derived from the Developed Intangible Property.

2.2      DEFINITIONS

         (A) "R&D Expenditures" shall mean costs associated with R&D activities as defined in Section I above including, but not limited to, the following costs incurred by a Participant pursuant to this Agreement:

               (i) Direct costs as determined under U.S. generally accepted accounting principles ("GAAP");

               (ii) Indirect costs incurred by supporting cost centers properly allocable to the R&D activities;

               (iii) Amounts properly chargeable to a Participant by a Related Party in connection with the R&D activities;

               (iv) Amounts paid by any Participant for the acquisition, by purchase, license, development, services agreement, or otherwise, of Developed Intangible Property.

         (B) "Related Party" shall mean any legal entity owned or controlled, directly or indirectly, by, or under common control with the Participants. For purposes of this Agreement, control shall mean the ownership of more than fifty percent (50%) of the voting interests in any legal entity.

         (C) "Participant Specific R&D Expenditures" shall mean R&D Expenditures with respect to any development specifically identified in writing prior to the period in which such R&D Expenditures are incurred and determined to have potential benefits solely for one Participant.

         (D) "Allocable R&D Expenditures" shall mean the total R&D Expenditures of all Participants less the sum of any Participant Specific R&D Expenditures and each Participant's Minimum Payment.

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         (E)   "Cost Share" of a Participant shall mean the sum of (i) the
               Participant's Participant Specific R&D Expenditures, (ii) the Participant's Minimum Payment, and (iii) the portion of the Allocable R&D Expenditures allocated to the Participant under paragraph 2.3 below.

         (F) "Adjusted Income Before Tax" shall mean income before taxes calculated according to GAAP, but without regard to the following items:

               (i)    R&D Expenditures,

               (ii) Royalties or other consideration received for the transfer to a Related Party of any Developed Intangible Property,

               (iii)  Restructuring costs as defined by GAAP,

               (iv) Interest income and interest expense, whether or not identified as such for financial accounting purposes,

               (v) Extraordinary income and expense items as defined by GAAP, and

               (vi) Amortization of research and development costs as defined by GAAP.

         (G) "Base Period Income" of a Participant shall mean the sum of such Participant's Adjusted Income Before Tax for the three prior fiscal years. If any Participant experiences annual losses during any or all of the first three years of its operations, such loss years will be disregarded for purposes of determining such Participant's Base Period Income.

         (H) "Cost Share Ratio" of a Participant shall mean, with respect only to Participants having a positive Base Period Income, such Participant's Base Period Income over the sum of the Base Period Incomes of all Participants having positive Base Period Incomes. Cost Share Ratios shall be redetermined each fiscal year.

         (I)   "Minimum Payment" shall mean the sum of U.S. $1,000,000.00.

         (J) "Developed Intangible Property" shall mean intangible property as described in paragraph 3.1 below.


2.3      ALLOCATION OF R&D EXPENDITURES

         (A) Except as otherwise provided in this subparagraph (A), each Participant shall be required annually to pay the Minimum Payment. For the first year in which a company becomes a Participant under this Agreement, unless special circumstances indicate otherwise, the Minimum Payment shall be prorated according to the number of days in the fiscal year that the company is a Participant. Likewise, for the year in which a Participant ceases to be a Participant under this Agreement prior to the end of a fiscal year, unless special circumstances indicate otherwise, the Minimum Payment shall be prorated according to the number of days in the fiscal year that the Participant was a Participant.

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         (B)   In addition to the Minimum Payment specified in subparagraph (A)
               above, each Participant shall be required annually to pay the Participant Specific R&D Expenditures reasonably allocated to it.

         (C) In addition to the amounts specified in subparagraphs (A) and (B) above, each Participant shall be required annually to pay the amount determined by multiplying such Participant's Cost Share Ratio times the Allocable R&D Expenditures. In connection with determining the amounts payable under this subparagraph (C), each year STUS shall calculate such amounts in the manner described below and report them to each Participant:

               (i)    Calculate the total R&D Expenditures of all Participants.

               (ii) Deduct the Minimum Payment of each Participant from the total R&D Expenditures under clause (i) above.

               (iii) Deduct the Participant Specific R&D Expenditures of each Participant from the total R&D Expenditures under clause
                      (i) above.

               (iv) The sum of clauses (i), (ii) and (iii) represents the Allocable R&D Expenditures.

               (v) Calculate a Cost Share Ratio for the Participants with positive Base Period Incomes.

               (vi) Multiply each Participant's Cost Share Ratio by the Allocable R&D Expenditures.

2.4      If it is determined that the identification of R&D Expenditures under
         Section I above or of the Participants' respective Cost Shares was incorrect due to the presence of mechanical or mathematical errors or the development of new data which, when used, changes the results of such identifications, STUS shall make adjustments as necessary to correct the errors in the next periodic calculation and allocation of R&D Expenditures following confirmation of the discrepancy.

2.5 Until the Participants agree to modify the methodology used for determining each Participant's Cost Share, such methodology shall remain in effect.

SECTION III - PROPERTY RIGHTS OF PARTICIPANTS TO INTANGIBLES

3.1      IN GENERAL

         While the Participants recognize that R&D Expenditures will not always result in marketable products, including components, or usable process technology, the rights to the following intangible property:

         (A) Patents, formulas, designs, drawings, patterns, processes, inventions, know-how relating to manufacturing and processing or similar property; or

         (B) Trade names, trademarks, copyrights, photographs, sales aids or similar property,

         developed or acquired by one or more Participants pursuant to this Agreement shall be used as defined in paragraphs 3.2 and 3.3 below.

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3.2      GEOGRAPHICAL RIGHTS - MANUFACTURE AND USE

         Except to the extent that STUS and STIC have agreed in this Agreement to grant part of their rights in the Developed Intangible Property to certain Related Parties, STUS and STIC shall have exclusive rights within their respective territories in such Developed Intangible Property as set forth in subparagraphs (A) and (B) below.

         (A) STUS has the exclusive "right to manufacture" any product, including components, developed under this Agreement and the exclusive "right to use" any intangible property described in subparagraph 3.1 (A) above in its geographical area of influence, i.e., the United States of America.

         (B) STIC has the exclusive "right to manufacture" any product, including components, developed under this Agreement and the exclusive "right to use" any intangible property described in subparagraph 3.1(A) above in its geographical area of influence, i.e., Southeast Asia, the Indian Subcontinent and the China Basin, including Australia and New Zealand.

         (C) STUS and STIC have the nonexclusive "right to manufacture" any product, including components, developed under this Agreement and the nonexclusive "right to use" any intangible property described in paragraph 3.1(A) above in areas other than those described in subparagraphs 3.2(A) and 3.2(B).

         (D) SPI has the nonexclusive "right to manufacture" any product, including components, developed under this Agreement and the nonexclusive "right to use" any intangible property described in subparagraph 3.1(A) above everywhere except those areas described in subparagraph 3.2(B).

         (E) STIR has the nonexclusive "right to manufacture" any product, including components, developed under this Agreement and the nonexclusive "right to use" any intangible property described in subparagraph 3.1(A) above in the United Kingdom.

         (F) STCL has the nonexclusive "right to manufacture" any product, including components, developed under this Agreement and the nonexclusive "right to use" any intangible property described in subparagraph 3.1 (A) above in Ireland.

         (G) STWX has the nonexclusive "right to manufacture" any product, including components, developed under this Agreement and the nonexclusive "right to use" any intangible property described in subparagraph 3.1 (A) above in China.

         (H) SME has the nonexclusive "right to manufacture" any product, including components, developed under this Agreement and the nonexclusive "right to use" any intangible property described in subparagraph 3.1(A) above in the United Kingdom.

3.3      GEOGRAPHICAL RIGHTS - SALES AND MARKETING

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         (A)   The Participants shall have the "right to sell and market" all products, including components, manufactured by each Participant under paragraph 3.2 above and the "right to use" the intangible property described in subparagraph 3.1(B) above worldwide without restriction or limitation.

         (B) The "right to sell and market" includes the right to sell to controlled, affiliated or related entities worldwide without restriction or limitation.

3.4      MANUFACTURING OR PURCHASE OF COMPONENTS

         Notwithstanding anything to the contrary in this Section III, each Participant shall have the perpetual and nonexclusive right to contract for the manufacture or purchase of any component parts of disc drives or of other computer peripheral equipment in any jurisdiction.

3.5      INTANGIBLE PROPERTY ACQUIRED PRIOR TO THE EFFECTIVE DATE OF THIS
         AGREEMENT

         To the extent that a Participant is permitted to use intangible property similar to that described in paragraph 3.1 above that was developed prior to the time the Participant acquired rights to such intangible property through participation in this or any other agreement, the Participant's right to use such property shall be dealt with in a separate agreement that may involve a license, a capital contribution or any other appropriate transfer device.

3.6      TRANSFERS TO RELATED PARTIES

         (A) Any Participant may, without the consent of any other Participant, transfer all or any portion of its rights and interests as described in paragraphs 3.2 and 3.3 above to one or more Related Parties by license, contribution to capital, or other appropriate transfer device. Specifically, the Participants acknowledge that STIC's Cost Share will be calculated with reference to the rights for Malaysia and Thailand, and that STIC intends to make such rights available to its subsidiaries: Penang Seagate Industries (M) Sdn. Bhd., Perai Seagate Storage Products Sdn. Bhd., and Seagate Technology (Thailand) Limited (hereinafter collectively referred to as the "Subsidiaries"). STIC intends to seek compensation for the applicable payments of Cost Share relating to the rights made available to the Subsidiaries, and it is understood that such compensation may be made through cash payment or the issuance of shares to STIC, or through any other appropriate means. Accordingly, STIC will treat payments of Cost Share relating to such Malaysian and Thailand rights as neither an expense nor a reduction in its earnings and profits. The Minimum Payments and Base Period Incomes otherwise attributable to the Subsidiaries will be included with the Minimum Payment and Base Period Income of STIC for purposes of determining STIC's Cost Share.

         (B) Notwithstanding any other provisions of this paragraph 3.6, STUS may, from time to time and by agreement with STIC and the Subsidiaries, receive cash payments

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               directly or indirectly from the Subsidiaries with respect to the portion of the Cost Share payable by STIC relating to rights in Malaysia and Thailand.

3.7      RIGHTS TO MODIFY OR ADAPT

         All Participants shall have the right to modify, translate, localize, improve, and adapt the Developed Intangible Property pursuant to this Agreement.

3.8      LEGAL TITLE TO PROPERTY

         Notwithstanding anything in this Agreement to the contrary, the Participants agree that legal title to the Developed Intangible Property should rest with one Participant solely in order to most effectively protect the Developed Intangible Property by making it easier to prosecute claims against infringers, and agree that STUS shall remain the sole owner of the legal title to the Developed Intangible Property.

3.9      LICENSE OF DEVELOPED INTANGIBLE PROPERTY

         Notwithstanding the allocation of rights in this Section III, subject to the consent of all the Participants, STUS shall have the sole right to license Developed Intangible Property to any person not a Related Party. Any such license shall grant nonexclusive rights only. Such amounts received by STUS shall reduce the Allocable R&D Expenditures for the fiscal year in which such amounts are accrued.

3.10     DISCLOSURE

         (A) The Participants are not to disclose any proprietary information to third parties, other than to Related Parties, without the written consent of STUS and STIC. Pursuant to this Section III, the Participants agree that no written consent is required for a contribution or assignment of rights to a Related Party, or any license to, contract manufacturing relationship with, or similar transaction with a Related Party. A Participant's nondisclosure obligation under this paragraph 3.10 shall not apply if, and to the extent that, such information (i) passes into the public domain through no fault of the Participant; (ii) is disclosed to the Participant by a third party that is under no obligation of nondisclosure to the Participant; or (iii) is required to be disclosed under the laws, regulations or orders of the United States or any other country.

         (B) During the term of this Agreement, the Participants agree to and shall make available to each other all Developed Intangible Property for the purpose of enabling each of the other Participants to undertake and continue their respective participation in this Agreement and to manufacture and market products. Developed Intangible Property may be furnished in documentary and/or consultative form at such time and in such manner as may be mutually convenient to the Participants hereto.

         (C) Making available Developed Intangible Property under this paragraph 3.10 shall not constitute any release or waiver of rights of a Participant in its Developed

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               Intangible Property. To the extent required or appropriate to establish ownership of Developed Intangible Property in accordance with paragraphs 3.1 through 3.9 above, documents and instruments of conveyance respecting such Developed Intangible Property shall be executed and exchanged among the Participants. The absence of a written document shall not limit the rights of the Participants to such Developed Intangible Property.

         (D) The Participants shall take reasonable precautions to maintain the secret and confidential nature of any Developed Intangible Property made available to each of them hereunder, including the maintenance of agreements executed by their employees to whom disclosure thereof may be made containing appropriate undertakings to maintain the confidential and proprietary nature thereof, as may be necessary or appropriate to protect the rights and interest of the Participants in such Developed Intangible Property. This subparagraph 3. 10(D) shall survive termination of this Agreement, regardless of the reason for such termination.

         (E) The provisions of this paragraph 3.10 shall not imply or be construed as limiting the rights of any Participant in and to intangible property which has been developed or acquired by such Participant prior to the effective date of this Agreement.

3.11     ADDITIONAL PARTICIPANTS

         (A) The Participants agree that other parties can be admitted and participate in this Agreement under the terms and conditions hereof.

         (B) Any such additional Participant shall only receive rights, however described by separate agreement or modification to this Agreement, to use Developed Intangible Property that is developed after the date on which such additional Participant is admitted.

SECTION IV - PAYMENT

4.1 Each Participant having a positive Base Period Income shall accrue an estimated monthly Cost Share amount determined by multiplying such Participant's Cost Share Ratio times the R&D Expenditures for the prior fiscal year, and dividing by twelve. Each Participant having a negative Base Period Income shall accrue a monthly Cost Share amount equal to one-twelfth of the Minimum Payment. Such monthly Cost Share amounts shall be paid, in U.S. dollars, debt instrument, property, or other valuable consideration within 90 days after month end, but subject to the terms of paragraphs 4.2 through 4.9 below.

4.2 The amount payable by each Participant under paragraph 4.1 above shall be net of such Participant's actual R&D Expenditures, if any, incurred during such month. Any R&D Expenditures incurred by the Subsidiaries shall be combined with STIC's R&D Expenditures for purposes of the netting required under this paragraph 4.2.

4.3      If any Participant is required to make a net payment under paragraph
         4.2 above, and if not prohibited under local law or the business practices of such Participant, such net payment

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         can be offset or netted against other amounts owed to such Participant by the recipient of such payment.

4.4 If any Participant is a net payor under paragraph 4.2 above, and if it is deemed appropriate under the circumstances, payment can be made in the form of an adjustment to the transfer price of products or service charges between any appropriate Related Party.

4.5 If any Participant is a net payor under paragraph 4.2 above, payment, in fact or in kind, must be made during the timeframes required by
         Section 482 or 956 of the Internal Revenue Code of the USA, as applicable. The Participants agree to hold STUS harmless with respect to imputed interest income under Section 482 in the event of noncompliance with this paragraph 4.5.

4.6 If any Participant is a net payor under paragraph 4.2 above, and if it is deemed appropriate under the circumstances, payment for R&D Expenditures can be in the form of a dividend. For U.S. tax purposes, such a designation is consistent with the payment concepts contained in closing agreements under Revenue Procedure 65-17 and Section 482 of the Internal Revenue Code of the USA.

4.7 If the relevant government authority or authorities subsequently determine that any Participant did not pay an appropriate Cost Share in a year for the benefits received under this Agreement, the Participants agree that:

         (A) If in that year any dividends were paid by such Participant, all or part of such dividend shall be treated as a payment of such Participant's revised obligation in recognition of the fact that, if the revised obligation under this Agreement had been known in that year, such obligation would have been paid prior to such dividend, and

         (B) If after taking into account such dividend, it is finally determined that a Participant still has not satisfied its revised obligations, such Participant, if able to do so, shall pay the difference plus interest.

4.8 During the last quarter of each fiscal year , to the extent such information is available, STUS shall calculate each Participant's Cost Share amount based on the actual R&D Expenditures incurred during such fiscal year . Such amount shall be subtracted from the total estimated Cost Share accrued by the Participant under paragraph 4.1 above and any difference shall be booked as an adjustment in the current period. Any such adjustment shall be subject to the payment terms specified in paragraph 4.1 above. During the first quarter of each fiscal year, STUS shall calculate each Participant's final Cost Share amount for the preceding fiscal year, and any necessary adjustments shall be booked in the current period.

4.9 Any amount in dispute shall be resolved by agreement of all the Participants, or, if necessary, submitted to arbitration.

SECTION V - MODIFICATION

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5.1      The Participants agree to modify this Agreement as necessary to take into account changes in economic conditions, business operations and practices of the Participants, and the ongoing development of intangibles, or as necessary to conform the Agreement to the tax laws applicable to the Participants. The Agreement may not be altered or amended except by a written instrument signed by the authorized corporate officers of the Participants. Any oral modification or change in the terms and conditions contained herein shall have no effect.

SECTION VI - TERMINATION, BREACH, FORCE MAJEURE

6.1 The Participants may, at any time, mutually agree to terminate this Agreement, such termination to be effective at such time as they deem appropriate.

6.2 This Agreement can be terminated by any Participant by giving 60 days notice prior to the commencement of any fiscal year or if a substantive change in the law occurs in any jurisdiction in which the Participants are engaged in a substantial business activity that makes it impractical to continue the business or imposes restrictions or requirements that have an adverse effect on the business.

6.3 Failure to perform any of the terms and conditions herein shall be deemed a material breach and the aggrieved Participant may terminate all or part of the Agreement by giving 60 days notice; provided, however, that a Participant can prevent termination if it can cure or correct any alleged breach during the 60 day period. The 60 day period shall commence on the date the breach is communicated to the offending Participant. Termination of this Agreement shall not prejudice any claim for damages or relieve any Participant from making payments due or owing.

6.4 If any of the Participants hereto shall be prevented or delayed from performing any of the obligations herein by reason of strike, threat of imminent strike, fire, flood or other act of nature, war (declared or undeclared) or insurrection or mob violence, regulation (formal or informal) of any government or regulatory body, or the failure of any governmental authority to issue any permit, license or like authorization within a reasonable time after application therefor, then and only in such event, such failure to perform shall not be deemed a breach of this Agreement; provided that the Participant so delayed shall give notice in writing to the other Participant setting out the particulars of the cause thereof and the date upon which the same arose, and shall give like notice following the date upon which such cause ceased to exist. The Participants also agree to use reasonable diligence to remove any cause that interfered with the performance of the terms and conditions of this Agreement.

6.5 Any termination as described in paragraphs 6.2, 6.3 or 6.4 above will be a termination only with respect to the terminating Participant.

6.6 In the event that this Agreement is terminated with respect to a Participant, such Participant will retain all rights and interests in the property described in paragraph 3.2 above that had been obtained up to the date of such termination. Such Participant will still

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         be bound by the terms of this Agreement and must fulfill the obligations listed in paragraph 2.3 above.

6.7 A terminated Participant may assign rights that it will have obtained up to the date of the Participant's termination to one or more other Participants if the terminated Participant and the Participant or Participants to whom such rights are assigned agree that the terminated Participant will be paid an arm's length price for the rights so transferred. The provisions contained in Section IV of this Agreement will apply in the event that any such assignment under this paragraph results in an obligation to make an arm's length payment therefore.

SECTION VII - ASSIGNMENT

7.1 Except for assignments or transfers to a Related Party as provided in paragraph 3.10, this Agreement may not be assigned or transferred in any way by any Participant without the prior written consent of each of the other Participants, and such assignment or other transfer shall then be effective only upon written agreement of the assignee or transferee to assume and be bound by the obligations and provisions of this Agreement to the same extent it would have been bound had such assignee or transferee been an original party to this Agreement.

7.2 This Agreement shall be binding upon and inure to the benefit of any Related Party which is the successor to substantially all of the assets and business of any Participant.

SECTION VIII - DOMINANT LAW

8.1 This Agreement shall be governed and construed in accordance with the laws of the United States of America and the State of California, USA.

8.2 In the event that any term or part of this Agreement is held invalid or unenforceable by a court or administrative agency having proper jurisdiction, it shall not affect the validity and enforceability of the other terms.

SECTION IX - RISKS

9.1 The Participants shall each bear their respective risks undertaken in this Agreement. Each Participant shall bear its Cost Share regardless of whether Developed Intangible Property is in fact produced by this Agreement or the Participants realize any profit from any Developed Intangible Property.

SECTION X - RECORDS

10.1 The Participants shall each maintain written records for thirteen (13) years, in sufficient detail to permit ready verification of the computation of R&D Expenditures and the allocations of such costs. Such records shall be made available for such inspection, audit and certification as may be reasonably necessary.

SECTION XI - CURRENCY

11.1 In determining R&D Expenditures hereunder, any expenses incurred in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing corporate booking rate used by STUS during the period in which the revenue or expense occurred.

SECTION XII - GOVERNMENTAL REGULATION

12.1     GENERAL

         No Participant shall transfer either directly or indirectly any technical information furnished to it or arising under this Agreement, or any of the direct products of the use of such technical information, in contravention of any law or regulation of the country of origin of such technical information or product.

12.2     U.S. EXPORT CONTROLS

         Without limiting the generality of paragraph 12.1 above, the Participants understand and acknowledge that the Developed Intangible Property and all technical data (as defined in 15 C.F.R. part 779 of the U.S. Export Administration Regulations) related thereto are subject to export control by the United States Government. The Participants shall comply strictly with all requirements of United States laws and regulations related to such Developed Intangible Property and related technical data, including the Export Administration Regulations, 15 C.F.R. Parts 768-799, and all licenses and authorizations issued under such laws and regulations, and shall fully cooperate with STUS in securing any export licenses and authorizations required thereby. In furtherance of the foregoing obligation, the Participants hereby specifically agree that, without the prior written authorization of the U.S. Commerce Department, the Participants will not, and will cause their representatives, employees, agents, contractors and customers to agree not to (i) export, reexport, divert or transfer any Developed Intangible Property or related technical data, or any direct product of such Developed Intangible Property or technical data, to any destination, company or person prohibited by the Export Administration Regulations, including the Table of Denial Orders, or (ii) disclose any such Developed Intangible Property or related technical data to any national of any country when such disclosure is prohibited by the Export Administration Regulations. The Participants shall make their records available to STUS upon reasonable request in order to permit STUS to confirm compliance by all Participants with their obligations as set forth in this paragraph 12.2. The obligations of the Participants as set forth in this paragraph 12.2 shall survive expiration or termination of this Agreement for any reason whatsoever.

SECTION XIII - NOTICES

All written communications and notices with respect to this Agreement shall be sent to the Participants at the following addresses:

To STUS:                920 Disc Drive
                        Scotts Valley, California  95067-0360
                        U.S.A.
                  Fax:  408-438-8931
                Attn.:  Vice President and Treasurer

To STIC:                Ugland House
                        South Church Street
                        Georgetown, Grand Cayman
                        Cayman Islands, B.W.I.
                  Fax:  809-949-8080
                Attn.:  Director

To STIR:                Ugland House
                        South Church Street
                        Georgetown, Grand Cayman
                        Cayman Islands, B.W.I.
                  Fax:  809-949-8080
                Attn.:  Director

To STCL:                Ugland House
                        South Church Street
                        Georgetown, Grand Cayman
                        Cayman Islands, B.W.I.
                  Fax:  809-949-8080
                Attn.:  Director

To: STWX:               Lot 106
                        Xing Chuanger Lu
                        Wuxi-Singapore Industrial Park
                        Wuxi, Jiangsu
                        P.R.C. 214028
                  Fax:  011-86-510-521-9880
                Attn.:  General Manager

To SME:                 MacIntosh Road
                        Kirkton Campus
                        Livingston EH54 7BW
                        Scotland
                  Fax:  011-44-1506-478032
                 Attn:  General Manager

To SPI:                 3081 Zanker Road
                        San Jose, California  95134-2128
                  Fax:  408-438-8931
                Attn.:  Vice President and Treasurer

or such other address as such Participant may from time to time notify the other Participants in writing.

IN WITNESS WHEREOF, the Participants hereto have signed and executed this Agreement.

                                SEAGATE TECHNOLOGY, INC.

                                By:      /s/  James A. Taylor
                                       -----------------------------------------
                                       James A. Taylor

                                Its: Vice President Finance

                                SEAGATE TECHNOLOGY INTERNATIONAL

                                By:      /s/  Ronald D. Verdoorn
                                       -----------------------------------------
                                       Ronald D. Verdoorn

                                Its: Vice President

                                SEAGATE TECHNOLOGY (IRELAND)

                                By:      /s/  Donald L. Waite
                                       -----------------------------------------
                                       Donald L. Waite

                                Its:  Vice President

                                SEAGATE TECHNOLOGY (CLONMEL)

                                By:      /s/  Alan F. Shugart
                                       -----------------------------------------
                                       Alan F. Shugart

                                Its:  President

                                SEAGATE TECHNOLOGY INTERNATIONAL
                                (WUXI) CO. LTD.

                                By:      /s/  Ronald D. Verdoorn
                                       -----------------------------------------
                                       Ronald D. Verdoorn

                                Its:  Director and Chairman

                                SEAGATE MICROELECTRONICS LIMITED

                                By:      /s/  Donald L. Waite
                                       -----------------------------------------
                                       Donald L. Waite

                                Its:  Vice President Finance

                                SEAGATE PERIPHERALS, INC.

                                By:      /s/  Thomas F. Mulvaney
                                       -----------------------------------------
                                       Thomas F. Mulvaney

                                Its:  Executive Vice President

                         WITHDRAWAL FROM THE DISC DRIVE
                 RESEARCH AND DEVELOPMENT COST SHARING AGREEMENT
         WITH RESPECT TO SEAGATE TECHNOLOGY INTERNATIONAL (WUXI) CO LTD.


This agreement is entered into by and among:

Seagate Technology, Inc., a U.S. corporation with its principal business office at 920 Disc Drive, Scotts Valley, California 95066 U.S.A.,

Seagate Technology International, a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology (Ireland), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology (Clonmel), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology International (Wuxi) Co. Ltd., a China corporation with its principal business office at Lot 106, Xing Chuanger Lu, Wuxi-Singapore Industrial Park, Wuxi, Jiangsu, P.R.C. 214028,

Seagate Microelectronics Limited, a Scotland corporation with its principal business office at MacIntosh Road, Kirkton Campus, Livingston EH54 7BW, Scotland (hereinafter referred to collectively as the "Participants.")

WHEREAS, Seagate Technology International (Wuxi) Co Ltd. wishes to withdraw from the Disc Drive Research and Development Cost Sharing Agreement dated June 29, 1996 and

WHEREAS, the other participants agree to this withdrawal,

Now therefore, the Participants hereby agree:

1) Seagate Technology International (Wuxi) Co Ltd. hereby withdraws from the Disc Drive Research and Development Cost Sharing Agreement,

2) The withdrawal shall be effective as of January 3, 1998, and

3) The Participants agree to waive the termination notice as required in Section
6.2 of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories.

                                    SEAGATE TECHNOLOGY, INC.

                                    By:  /s/  Charles C. Pope
                                       -----------------------------------------
                                    Charles C. Pope
                                    Title:  Senior Vice President

                                    SEAGATE TECHNOLOGY INTERNATIONAL

                                    By:  /s/  Donald L. Waite
                                       -----------------------------------------
                                    Donald L. Waite
                                    Title:  Vice President

                                    SEAGATE TECHNOLOGY (IRELAND)

                                    By:  /s/  Donald L. Waite
                                       -----------------------------------------
                                    Donald L. Waite
                                    Title:  Vice President

                                    SEAGATE TECHNOLOGY (CLONMEL)

                                    By:  /s/  William D. Watkins
                                       -----------------------------------------
                                    William D. Watkins
                                    Title:  Vice President

                                    SEAGATE MICROELECTRONICS LIMITED

                                    By:  /s/  Charles C. Pope
                                       -----------------------------------------
                                    Charles C. Pope
                                    Title:  Vice President

                                    SEAGATE TECHNOLOGY INTERNATIONAL
                                    (WUXI) CO. LTD.

                                    By:  /s/  William D. Watkins
                                       -----------------------------------------
                                    William D. Watkins
                                    Title:  Legal Representative

                 TERMINATION OF PARTICIPATION IN THE DISC DRIVE
                 RESEARCH AND DEVELOPMENT COST SHARING AGREEMENT
                  WITH RESPECT TO SEAGATE TECHNOLOGY (CLONMEL)

This agreement is entered into by and among:

Seagate Technology, Inc., a Delaware corporation with its principal business office at 920 Disc Drive, Scotts Valley, California 95066 U.S.A.,

Seagate Technology International, a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology (Ireland), a Cayman Islands corporation with its registered office at U gland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology International (Wuxi) Co. Ltd., a China corporation with its principal business office at Lot 106, Xing Chuanger Lu, Wuxi-Singapore Industrial Park, Wuxi, Jiangsu, P.R.C. 214028,

Seagate Technology (Clonmel), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I., and

Seagate Microelectronics Limited, a Scotland corporation with its principal business office at MacIntosh Road, Kirkton Campus, Livingston EH54 7B W, Scotland (hereinafter referred to collectively as the "Participants.")

WHEREAS, Seagate Technology (Clonmel) wishes to terminate its participation in the Disc Drive Research and Development Cost Sharing Agreement dated June 29, 1996 and

WHEREAS, the other Participants agree to this termination,

Now therefore, the Participants hereby agree:

1) Seagate Technology (Clonmel) terminates its participation in the Disc Drive Research and Development Cost Sharing Agreement,

2)   The termination shall be effective as of January 31,1998, and

3)   The Participants agree to waive the termination notice as required in
     Section 6.2 of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories.

                               SEAGATE TECHNOLOGY, INC.
                               By:  /s/  Charles C. Pope
                                  ----------------------------------------------
                               Charles C. Pope
                               Title:  Senior Vice President

                               SEAGATE TECHNOLOGY INTERNATIONAL
                               By:  /s/  Donald L. Waite
                                  ----------------------------------------------
                               Donald L. Waite
                               Title:  Vice President

                               SEAGATE TECHNOLOGY (IRELAND)
                               By:  /s/  Donald L. Waite
                                  ----------------------------------------------
                               Donald L. Waite
                               Title:  Vice President

                               SEAGATE TECHNOLOGY (CLONMEL)
                               By:  /s/  William D. Watkins
                                  ----------------------------------------------
                               William D. Watkins
                               Title:  Vice President

                               SEAGATE MICROELECTRONICS LIMITED
                               By:  /s/  Charles C. Pope
                                  ----------------------------------------------
                               Charles C. Pope
                               Title:  Vice President

                               SEAGATE TECHNOLOGY INTERNATIONAL (WUXI) CO. LTD.
                               By:  /s/  William D. Watkins
                                  ----------------------------------------------
                               William D. Watkins
                               Title:  Legal Representative

                         WITHDRAWAL FROM THE DISC DRIVE
                 RESEARCH AND DEVELOPMENT COST SHARING AGREEMENT
                  WITH RESPECT TO SEAGATE TECHNOLOGY (CLONMEL)

This agreement is entered into by and among:

Seagate Technology, Inc., a U.S. corporation with its principal business office at 920 Disc Drive, Scotts Valley, California 95066 U.S.A.,

Seagate Technology International, a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology (Ireland), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, 8. B.W.I.,

Seagate Technology International (Wuxi) Co. Ltd., a China corporation with its principal business office at Lot 106, Xing Chuanger Lu, Wuxi-Singapore Industrial Park, Wuxi, Jiangsu, P.R.C. 214028,

Seagate Technology (Clonmel), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, 8. B.W.I.,

Seagate Microelectronics Limited, a Scotland corporation with its principal business office at MacIntosh Road, Kirkton Campus, Livingston EH54 78W, Scotland (hereinafter referred to collectively as the "Participants.")

WHEREAS, Seagate Technology (Clonmel) wishes to withdraw from the Disc Drive Research and Development Cost Sharing Agreement dated June 29, 1996 and

WHEREAS, the other participants agree to this withdrawal,

Now therefore, the Participants hereby agree:

1) Seagate Technology (Clonmel) hereby withdraws from the Disc Drive Research and Development Cost Sharing Agreement,

2)   The withdrawal shall be effective as of January 31, 1998, and

3)   The Participants agree to waive the termination notice as required in
     Section 6.2 of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories.

                                SEAGATE TECHNOLOGY, INC.
                                By:  /s/  Charles C. Pope
                                   ---------------------------------------------
                                Charles C. Pope
                                Title:  Senior Vice President

                                SEAGATE TECHNOLOGY INTERNATIONAL
                                By:  /s/  Donald L. Waite
                                   ---------------------------------------------
                                Donald L. Waite
                                Title:  Vice President

                                SEAGATE TECHNOLOGY (IRELAND)
                                By:  /s/  Donald L. Waite
                                   ---------------------------------------------
                                Donald L. Waite
                                Title:  Vice President

                                SEAGATE TECHNOLOGY (CLONMEL)
                                By:  /s/  William D. Watkins
                                   ---------------------------------------------
                                William D. Watkins
                                Title:  Vice President

                                SEAGATE MICROELECTRONICS LIMITED
                                By:  /s/  Charles C. Pope
                                   ---------------------------------------------
                                Charles C. Pope
                                Title:  Vice President

                                SEAGATE TECHNOLOGY INTERNATIONAL (WUXI) CO. LTD.
                                By:  /s/  William D. Watkins
                                   ---------------------------------------------
                                William D. Watkins
                                Title:  Legal Representative

                         WITHDRAWAL FROM THE DISC DRIVE
                 RESEARCH AND DEVELOPMENT COST SHARING AGREEMENT
                WITH RESPECT TO SEAGATE MICROELECTRONICS LIMITED

This agreement is entered into by and among:

Seagate Technology, Inc., a U.S. corporation with its principal business office at 920 Disc Drive, Scotts Valley, California 95066 U.S.A.,

Seagate Technology International, a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology (Ireland), a Cayman Islands corporation with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Microelectronics Limited, a Scotland corporation with its principal business office at MacIntosh Road, Kirkton Campus, Livingston EH54 7BW, Scotland (hereinafter referred to collectively as the "Participants.")

WHEREAS, Seagate Microelectronics Limited wishes to withdraw from the Disc Drive Research and Development Cost Sharing Agreement dated June 29, 1996 and

WHEREAS, the other participants agree to this withdrawal,

Now therefore, the Participants hereby agree:

1) Seagate Microelectronics Limited hereby withdraws from the Disc Drive Research and Development Cost Sharing Agreement,

2)   The withdrawal shall be effective as of January 30, 1999, and

3)   The Participants agree to waive the termination notice as required in
     Section 6.2 of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories.

                                     SEAGATE TECHNOLOGY, INC.

                                     By:  /s/  Donald L. Waite
                                        ----------------------------------------
                                     Donald L. Waite
                                     Title:  Executive Vice President and Chief
                                     Administrative Officer

                                     SEAGATE TECHNOLOGY INTERNATIONAL

                                     By:  /s/  Charles C. Pope
                                        ----------------------------------------
                                     Charles C. Pope
                                     Title:  Vice President

                                     SEAGATE TECHNOLOGY (IRELAND)

                                     By:  /s/  Thomas F. Mulvaney
                                        ----------------------------------------
                                     Thomas F. Mulvaney
                                     Title:  Vice President

                                     SEAGATE TECHNOLOGY (CLONMEL)

                                     By:  /s/  Charles C. Pope
                                        ----------------------------------------
                                     Charles C. Pope
                                     Title:  Vice President

                         WITHDRAWAL FROM THE DISC DRIVE
                 RESEARCH AND DEVELOPMENT COST SHARING AGREEMENT
                  WITH RESPECT TO SEAGATE TECHNOLOGY (IRELAND)

This agreement is entered into by and among:

Seagate Technology LLC (an assignee of Seagate Technology, Inc.), a Delaware limited liability company with its principal business office at 920 Disc Drive, Scotts Valley, California 95066 U.S.A.,

Seagate Technology International, a Cayman Islands company with its registered office at U gland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

Seagate Technology (Ireland), a Cayman Islands company with its registered office at Ugland House, South Church Street, Georgetown, Grand Cayman, Cayman Islands, B.W.I.,

WHEREAS, Seagate Technology (Ireland) wishes to withdraw from the Disc Drive Research and Development Cost Sharing Agreement dated June 29, 1996 and

WHEREAS, the other participants agree to this withdrawal,

Now therefore, the Participants hereby agree:

1) Seagate Technology (Ireland) hereby withdraws from the Disc Drive Research and Development Cost Sharing Agreement,

2)   The withdrawal shall be effective as of November 23, 2000, and

3)   The Participants agree to waive the termination notice as required in
     Section 6.2 of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories.

                                  SEAGATE TECHNOLOGY LLC
                                  (an assignee of Seagate Technology, Inc.)
                                       /s/  Donald L. Waite
                                  -------------------------
                                  By:  Donald L. Waite
                                  Title:  Executive Vice President and Chief
                                  Administrative Officer

                                  SEAGATE TECHNOLOGY (IRELAND)

                                       /s/  Charles C. Pope
                                  ----------------------------------------------
                                  By:  Charles C. Pope
                                  Title:  Director

                                 SEAGATE TECHNOLOGY INTERNATIONAL

                                        /s/  Stephen J. Luczo
                                  ----------------------------------------------
                                  By:  Stephen J. Luczo
                                  Title:  Director